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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                                                           August 15, 2000
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                                                                                                   For Month of:
POOL BALANCE:                                                                                      July, 2000
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
Pool Balance, beginning of month                                                                   $823,546,744.42

Pool Balance, end of month                                                                         $739,993,333.58

Pool Balance, average                                                                              $764,788,266.63

Required Pool Balance, end of month                                                                $739,993,333.58



COLLECTIONS & SERIES ALLOCATIONS                                                                   Month of:
                                                                                                   July , 2000

Series Allocable Principal Collections
                   Series 1999-VFN                                                                 $ 35,246,734.65
                   Series 2000-1                                                                   $451,032,819.83
                                                                                                   $486,279,554.48

Series Allocable Non-Principal Collections
                   Series 1999-VFN                                                                 $    460,126.74
                   Series 2000-1                                                                   $  5,887,985.52
                                                                                                   $  6,348,112.26

Series Allocable Miscellaneous Payments
                   Series 1999-VFN                                                                 $          -
                   Series 2000-1                                                                   $          -
                                                                                                   $          -

Investment Proceeds
                   Series 1999-VFN                                                                 $     37,041.40
                   Series 2000-1                                                                   $    474,032.79
                                                                                                   $    511,074.19


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                                                    Month of:
                                                                                                   July , 2000

1999-VFN                                                                                           $          0.00
Series 2000-1 Class A                                                                              $          0.00
Series 2000-1 Class B                                                                              $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                                                       Month of:
                                                                                                   July , 2000

Series Allocation Percentages
                     Series 1999-VFN                                                                          7.25%
                     Series 2000-1                                                                           92.75%

Floating Allocation Percentages
                     Series 1999-VFN                                                                         92.14%
                     Series 2000-1                                                                           91.64%

Principal Allocation Percentages
                     Series 1999-VFN                                                                          0.00%
                     Series 2000-1                                                                            0.00%


             ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES                                 Month of:
                                                                                                   July , 2000


Series 1999-VFN

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                                               $    137,373.15
Floating Allocation Percentage:                                                                    $ 32,475,843.88
Cert. Percentage minus Excess Cert. Percentage:                                                    $  2,633,517.62
                                                                                                   $ 35,246,734.65

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                                                      1,793.33
Floating Allocation Percentage:                                                                    $    423,954.29
Cert. Percentage minus Excess Cert. Percentage:                                                    $     34,379.12
                                                                                                   $    460,126.74

Series 2000-1

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                                               $  1,757,887.60
Floating Allocation Percentage:                                                                    $413,328,922.06
Cert. Percentage minus Excess Cert. Percentage:                                                    $ 35,946,010.18
                                                                                                   $451,032,819.83

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                                               $     22,948.26
Floating Allocation Percentage:                                                                    $  5,395,781.86
Cert. Percentage minus Excess Cert. Percentage:                                                    $    469,255.40
                                                                                                   $  5,887,985.52


                                                                                                   Paid on:
MONTHLY DISTRIBUTIONS                                                                              August 15, 2000

Principal Distributions to Investors
                     Series 1999-VFN                                                               $          -
                     Series 2000-1 Class A                                                         $          -
                     Series 2000-1 Class B                                                         $          -

Principal Distributions to Investors - $ per thousand
                     Series 1999-VFN                                                               $          0.00000000
                     Series 2000-1 Class A                                                         $          0.00000000
                     Series 2000-1 Class B                                                         $          0.00000000

Monthly Interest to Investors
                     Series 1999-VFN                                                               $    316,172.97
                     Series 2000-1 Class A                                                         $  3,518,479.38
                     Series 2000-1 Class B                                                         $    307,816.88

Monthly Interest to Investors - $ per thousand
                     Series 1999-VFN                                                               $          5.74859945
                     Series 2000-1 Class A                                                         $          5.44656250
                     Series 2000-1 Class B                                                         $          5.70031250


Rated Variable Funding Increased Cost Amounts
                     Series 1999-VFN                                                               $          0.00

Noteholder Monthly Servicing Fee
                     Series 1999-VFN                                                               $     45,833.33
                     Series 2000-1                                                                 $    583,333.33

Reserve Fund Deposit Amount
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1                                                                 $          0.00

Investor Default Amount
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1                                                                 $          0.00

Monthly Dilution Amount
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1                                                                 $          0.00

Noteholder Charge-Off Reversal Amount
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1                                                                 $          0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1                                                                 $          0.00

Carry-Over Amount
                     Series 2000-1 Class A                                                         $          0.00
                     Series 2000-1 Class B                                                         $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                                                      Paid on:
                                                                                                   August 15, 2000

Unrated Variable Funding Increased Cost Amounts
                     Series 1999-VFN                                                               $          0.00

Previously waived servicing fee
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1                                                                 $          0.00

Collections Released to Cert. during Collection Period                                             $486,591,777.67

Excess Distributed to Cert. on Payment Date                                                        $  1,775,327.37

FUNDED AND INVESTED AMOUNTS:                                                                       Last day of:
                                                                                                   July , 2000

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                                                              $600,000,000.00
Incremental Funded Amounts (Cumulative)                                                            $ 35,000,000.00
Principal Distributed to Investors (Cumulative)                                                    $580,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                                                     $          0.00
                   Funded Amount                                                                   $ 55,000,000.00

Series Excess Funding Amount                                                                       $  6,193,286.25
Principal Funding Account Balance                                                                  $          0.00
                   Invested Amount                                                                 $ 48,806,713.75

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                                                            $646,000,000.00
Principal Distributed to Investors (Cumulative)                                                    $          0.00
Principal Funding Account Balance                                                                  $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                                                     $          0.00
Series Excess Funding Amount                                                                       $ 79,252,032.49
                   Invested Amount                                                                 $566,747,967.51

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                                                            $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                                                    $          0.00
Principal Funding Account Balance                                                                  $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                                                     $          0.00
Series Excess Funding Amount                                                                       $          0.00
                   Invested Amount                                                                 $ 54,000,000.00

BALANCES AS OF PAYMENT DATE                                                                        As of:
                                                                                                   August 15, 2000

Series 1999-VFN
                   Reserve Fund Balance                                                            $    275,000.00
                   Reserve Fund Deficiency Amount                                                  $          0.00
                   Principal Funding Account Balance                                               $          0.00
                   Outstanding Principal Balance                                                   $ 55,000,000.00

Series 2000-1
                   Reserve Fund Balance                                                            $  3,500,000.00
                   Reserve Fund Deficiency Amount                                                  $          0.00
                   Principal Funding Account Balance                                               $          0.00
                   Outstanding Principal Balance, Class A                                          $646,000,000.00
                   Outstanding Principal Balance, Class B                                          $ 54,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                                                              Last day of:
                     To be used in the following month's computations.                             July , 2000

Pool Total Components of Excess Receivables:
                     Used Vehicles                                                                 $ 88,330,513.34
                     Finance Hold Receivables (for Credit Reasons Only)                            $ 22,082,728.18
                     Delayed Payment Program                                                       $          0.00

Pool Limits on Components of Excess Receivables:
                     Used Vehicles                                                                 $184,998,333.40
                     Finance Hold Receivables                                                      $          0.00
                     Delayed Payment Program                                                       $ 14,799,866.67

Total Excess Receivables                                                                           $ 22,082,728.18

Overconcentration Amount                                                                           $    711,506.02

Ineligible Amount                                                                                  $          0.00

Trust Incremental Subordinated Amount                                                              $ 22,794,234.20


POOL SERIES SUBORDINATED AMOUNTS                                                                   As of:
                                                                                                   July 31, 2000

Series Incremental Subordinated Amount
                     Series 1999-VFN                                                               $    902,726.54
                     Series 2000-1                                                                 $ 11,551,688.40

Required Subordinated Amount
                     Series 1999-VFN                                                               $  4,860,027.65
                     Series 2000-1                                                                 $ 65,529,772.53

Available Subordinated Amount
                     Series 1999-VFN                                                               $  4,860,027.65
                     Series 2000-1                                                                 $ 65,529,772.53


CHARGE OFFS                                                                                        For Month of:
                                                                                                   July , 2000

Defaulted Receivables                                                                              $          0.00

Investor/Noteholder Defaulted Amount
                   Series 1999-VFN                                                                 $          0.00
                   Series 2000-1                                                                   $          0.00

Deficiency Amount
                   Series 1999-VFN                                                                 $          0.00
                   Series 2000-1                                                                   $          0.00

Required Draw Amount
                   Series 1999-VFN                                                                 $          0.00
                   Series 2000-1                                                                   $          0.00

Investor/Noteholder Charge-Off's
                   Series 1999-VFN                                                                 $          0.00
                   Series 2000-1                                                                   $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                                                     As of:
                                                                                                   August 15, 2000

Interest Shortfalls as of Current Payment Date
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1 Class A                                                         $          0.00
                     Series 2000-1 Class B                                                         $          0.00

Change in Interest Shortfalls from Previous Payment Date
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1 Class A                                                         $          0.00
                     Series 2000-1 Class B                                                         $          0.00

Principal Shortfalls as of Current Payment Date
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1 Class A                                                         $          0.00
                     Series 2000-1 Class B                                                         $          0.00

Change in Principal Shortfalls from Previous Payment Date
                     Series 1999-VFN                                                               $          0.00
                     Series 2000-1 Class A                                                         $          0.00
                     Series 2000-1 Class B                                                         $          0.00



INTEREST RATE FOR NEXT PAYMENT DATE                                                                As of:
                                                                                                   August 15, 2000

1999-VFN Estimated                                                                                            6.8687500%
Series 2000-1 Class A                                                                                         6.7537500%
Series 2000-1 Class B                                                                                         7.0687500%


                                                                                                              7.0687500%
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